UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2005
                                                (November 3, 2005)

                                Kaman Corporation
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other jurisdiction of incorporation)

              0-1093                                           06-0613548
       (Commission File Number)                              (IRS Employer
                                                          Identification No.)

        1332 Blue Hills Avenue,
        Bloomfield, Connecticut                                 06002
(Address of principal executive offices)                      (Zip Code)

                                (860) 243-7100
              Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ x ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        Other Events.

                  On November 3, 2005, the Company announced that, in connection with the previously disclosed litigation concerning its proposed recapitalization, all the parties have agreed to end the litigation. To accomplish that, joint motions have been filed with the court requesting dismissal of the litigation and dissolution of an injunction issued by the court on October 31, 2005 in connection with its ruling in favor of the company that would otherwise prevent the company from closing the proposed recapitalization until December 1, 2005. Once the court has dismissed the litigation and dissolved the injunction, the company intends to close the recapitalization as soon as possible.

                  A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

                  Further detail on the proposed recapitalization and recapitalization agreement can be found in the recapitalization agreement, which was filed as Exhibit 2.1 to a Form 8-K filed by the Company on June 8, 2005, proxy statement, which was filed on September 2, 2005 and mailed to shareholders shortly thereafter and prospectus supplement, which was filed on September 30 and mailed to shareholders shortly thereafter.

Item 9.01.        Financial Statements and Exhibits.

(c)  Exhibits.
     --------

     Exhibit 99.1  Press Release, dated November 3, 2005


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By:  /s/ Robert M. Garneau
                                                -------------------------------
                                                Robert M. Garneau
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: November 3, 2005


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                               INDEX TO EXHIBITS

Exhibit 99.1              Press Release, dated November 3, 2005